SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


                             November 19, 2001
                             ------------------
                               Date of Report


                                TEXTRON INC.
                                ------------
           (Exact name of registrant as specified in its charter)

          Delaware                     1-5480              05-0315468
    -------------------          -----------------     ----------------
(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)         Identification No.)


           40 Westminster Street, Providence, Rhode Island 02903
           ------------------------------------------------------
        (Address of principal executive offices including zip code)

                               (401) 421-2800
                       ------------------------------
            (Registrant's telephone number including area code)

                                    N/A
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)



         Item 5. Other Events

         This Current Report on Form 8-K files certain exhibits to the Registration Statement on Form S-3 (No. 333-84599) filed by Textron Inc., Textron Capital II and Textron Capital III with the Securities and Exchange Commission under the Securities Act of 1933, as amended, on August 5, 1999.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits:

        Exhibit
        No.      Exhibit
        -------  -------

        1.2(a) Underwriting Agreement, dated November 15, 2001, among Textron Inc. and J.P. Morgan Securities Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Banc One Capital Markets, Inc., Barclays Capital Inc., Fleet Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, relating to the offer and sale of Textron's 6.375% Notes due November 15, 2008.

        1.2(b)   Form of Underwriting Agreement, Standard Provisions
                 (Debt), dated September 15, 1999.

        4.7(a)   Form of note for Textron's 6.375% Notes due
                 November 15, 2008.

        5.2(a)   Opinion of Michael D. Cahn, Associate General
                 Counsel and Assistant Secretary of Textron Inc.

       23.3(a)   Consent of Michael D. Cahn, Associate General
                 Counsel and Assistant Secretary of Textron Inc.
                 (included in Exhibit 5.2(a)).



                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TEXTRON INC.
                                           (Registrant)

         Date:  November 19, 2001
                                           /s/  Mary F. Lovejoy
                                           ---------------------
                                           By:   Mary F. Lovejoy
                                                 Vice President and Treasurer




                 EXHIBIT INDEX

        Exhibit
        No.      Exhibit
        -------  -------

        1.2(a) Underwriting Agreement, dated November 15, 2001, among Textron Inc. and J.P. Morgan Securities Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation, Banc One Capital Markets, Inc., Barclays Capital Inc., Fleet Securities, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, relating to the offer and sale of Textron's 6.375% Notes due November 15, 2008.

        1.2(b)   Form of Underwriting Agreement, Standard Provisions
                 (Debt), dated September 15, 1999.

        4.7(a)   Form of note for Textron's 6.375% Notes due
                 November 15, 2008.

        5.2(a)   Opinion of Michael D. Cahn, Associate General
                 Counsel and Assistant Secretary of Textron Inc.

       23.3(a)   Consent of Michael D. Cahn, Associate General
                 Counsel and Assistant Secretary of Textron Inc.
                 (included in Exhibit 5.2(a)).